Exhibit 99.1

Yum China Applies for Voluntary Conversion to Primary Listing on the Hong Kong Stock Exchange

Shanghai, China (August 15, 2022) – Yum China Holdings, Inc. (the “Company” or “Yum China”) (NYSE: YUMC and HKEX: 9987) today announced that the Company applied for a voluntary conversion of its secondary listing status to a primary listing status (the “Proposed Primary Conversion”) on the Main Board of The Stock Exchange of Hong Kong Limited (the “HKEX”). On August 15, 2022, the Company received the acknowledgement from the HKEX in respect of the application for the Proposed Primary Conversion.

To comply with the Hong Kong listing rules applicable to a dual primary listed issuer, the Company will call a Special Meeting of Stockholders (the “Special Meeting”) to be held on October 11, 2022 Beijing/Hong Kong time, to seek stockholder approval on certain proposed items. Conditional upon and subject to receiving stockholder approval on all proposed items at the Special Meeting and obtaining the necessary approvals from the HKEX, the Company will become dual primary listed on the New York Stock Exchange (the “NYSE”) and the HKEX. The effective date of the Proposed Primary Conversion is expected to be October 24, 2022. The Company’s common stock on the two exchanges will continue to be fully fungible and investors can continue to choose to trade their shares on either stock exchange.

“Since our secondary listing in Hong Kong in 2020, we have enhanced access to our shareholders in Asia. We have diversified our investor base and tapped into additional capital pools,” said Joey Wat, CEO of Yum China. “Dual primary listing would bring us even closer to our employees, customers and other stakeholders. This strategic move would further broaden our shareholder universe, increase liquidity and mitigate the risk of delisting from the NYSE. Looking ahead, we are excited about our long-term prospects in China and remain deeply committed to building a stronger, more resilient and innovative company.”

There are three items to be approved at the Special Meeting. The first two items will relate to the proposed share issuance and repurchase mandates, granting authority to the Board of Directors (the “Board”) of the Company to issue up to 20% and repurchase up to 10% of its total outstanding shares, respectively. Under Delaware law and the NYSE rules, the Board of the Company has the authority to issue and repurchase its shares. However, under the Hong Kong listing rules, the Company is required to obtain stockholder approval with respect to these two items. The Company is seeking approval solely to comply with the Hong Kong listing rules. Both are routine items in Hong Kong. The third item is the proposed adoption of a new equity incentive plan. The features of the new plan are largely based on the existing equity incentive plan, with certain provisions changed to comply with the Hong Kong listing rules and certain other administrative changes.

Additional Information and Where to Find It

This press release has been prepared in connection with the Proposed Primary Conversion and may be deemed to be soliciting material relating to the Special Meeting. In connection with the Special Meeting, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Special Meeting. STOCKHOLDERS OF YUM CHINA ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE SPECIAL MEETING THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED PRIMARY CONVERSION, AND THE SPECIAL MEETING. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the Special Meeting (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at http://www.sec.gov or at Yum China’s Investor Relations website at http://ir.yumchina.com.

The announcement on the Proposed Primary Conversion made in accordance with Hong Kong listing rules is published on the HKEX website at https://www1.hkexnews.hk or accessible at Yum China’s Investor Relations website at http://ir.yumchina.com.

Participants in the Solicitation

Yum China and certain of its directors, officers, and other employees may be deemed to be participants in the solicitation of proxies from Yum China’s stockholders with respect to the Special Meeting. Additionally, the Company has retained Georgeson LLC to act as a proxy solicitor. Certain information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s proxy statement on Schedule 14A relating to its Annual Meeting of Stockholders, filed with the SEC on April 14, 2022. Information regarding the identity of the participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the Special Meeting.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend all forward-looking statements to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by the fact that they do not relate strictly to historical or current facts and by the use of forward-looking words such as “expect,” “expectation,” “believe,” “anticipate,” “may,” “could,” “intend,” “belief,” “plan,” “estimate,” “target,” “predict,” “project,” “likely,” “will,” “continue,” “should,” “forecast,” “outlook”, “commit” or similar terminology. These statements are based on current estimates and assumptions made by us in light of our experience and perception of historical trends, current conditions and expected future developments, as well as other factors that we believe are appropriate and reasonable under the circumstances, but there can be no assurance that such estimates and assumptions will prove to be correct. Forward-looking statements include, without limitation, statements regarding the future strategies, growth, business plans, investment, dividend and share repurchase plans, earnings, performance and returns of Yum China, anticipated effects of population and macroeconomic trends, the expected impact of the COVID-19 pandemic, the anticipated effects of our innovation, digital and delivery capabilities and investments on growth and beliefs regarding the long-term drivers of Yum China’s business, developments relating to the listing of Yum China’s common stock on the NYSE and the HKEX, the details, timing, and completion of the Proposed Primary Conversion, future issuances of stock or stock repurchases, and compensation arrangements, including pursuant to the proposed new equity incentive plan. Forward-looking statements are not guarantees of performance and are inherently subject to known and unknown risks and uncertainties that are difficult to predict and could cause our actual results or events to differ materially from those indicated by those statements. We cannot assure you that any of our expectations, estimates or assumptions will be achieved. The forward-looking statements included in this press release are only made as of the date of this press release, and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances, except as required by law. Numerous factors could cause our actual results or events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: whether we are able to achieve development goals at the times and in the amounts currently anticipated, if at all, the success of our marketing campaigns and product innovation, our ability to maintain food safety and quality control systems, changes in public health conditions, including the COVID-19 pandemic and regional outbreaks caused by existing or new COVID-19 variants, our ability to control costs and expenses, including tax costs, as well as changes in political, economic and regulatory conditions in China and the United States. In addition, other risks and uncertainties not presently known to us or that we currently believe to be immaterial could affect the accuracy of any such forward-looking statements. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. You should consult our filings with the Securities and Exchange Commission (including the information set forth under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q) for additional detail about factors that could affect our financial and other results.

About Yum China Holdings, Inc.

Yum China Holdings, Inc. is a licensee of Yum! Brands in mainland China. It has exclusive rights in mainland China to KFC, China’s leading quick-service restaurant brand, Pizza Hut, the leading casual dining restaurant brand in China, and Taco Bell, a California-based restaurant chain serving innovative Mexican-inspired food. Yum China also owns the Little Sheep, Huang Ji Huang and COFFii & JOY concepts outright. In addition, Yum China has partnered with Lavazza to explore and develop the Lavazza coffee shop concept in China. The Company had 12,170 restaurants in over 1,700 cities at the end of June 2022.

In 2021, Yum China was selected as a member of both Dow Jones Sustainability Indices (DJSI): World Index and Emerging Market Index. In 2022, Yum China ranked # 359 on the Fortune 500 list. The Company was also named to the Bloomberg Gender-Equality Index and was certified as a Top Employer 2022 in China by the Top Employers Institute, both for the fourth consecutive year. For more information, please visit http://ir.yumchina.com.

Investor Relations Contact:

Tel: +86 21 2407 7556 /+852 2267 5801

IR@YumChina.com

Media Contact:

Tel: +86 21 2407 7510

Media@YumChina.com